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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 1, 2007


                            LASALLE RE HOLDINGS LTD
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)

                1- 16089                              98-0232340
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        (Commission File Number)           (I.R.S. Employer Identification No.)

           C/O MICHAEL MORRISON, JOHN WARDROP
              JOINT PROVISIONAL LIQUIDATORS
               LASALLE RE HOLDINGS LIMITED
            CROWN HOUSE, 4 PAR-LA-VILLE ROAD
                HAMILTON HM 08, BERMUDA                NOT APPLICABLE
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        (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (441) 295-5063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

Hamilton, Bermuda (May 1, 2007): The Joint Provisional Liquidators of LaSalle Re Holdings Limited (the "Company") are providing holders of the Company's common shares, par value $0.10 and series A preferred shares, par value $1.00 per share (the "Preferred Shares"), with a status report of the affairs of the Company.

The Joint Provisional Liquidators previously notified holders of common and preferred shares of their intention to limit the Company's public announcements to material events relating to the Company's winding-up (liquidation) proceedings in Bermuda. The Joint Provisional Liquidators also notified holders of common and preferred shares of their intention to disclose any such event to the public by filing with the US Securities and Exchange Commission (SEC) a current report on Form 8-K, and, subject to the resources available to the Company, to report on the status of the Company's affairs at least annually. The report being filed on this Form 8-K is one of such reports. The Joint Provisional Liquidators previously notified holders of common and preferred shares that reports on the Company's affairs (including the report being filed herewith) will not be mailed to holders of common and preferred shares, unless the Joint Provisional Liquidators are required to do so or unless the Joint Provisional Liquidators believe, in their sole judgment, that it is in the best interest of the Company's stakeholders.

The Company's current reports on Form 8-K are available free of charge at the SEC's website www.sec.gov.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) None.
(b) None.
(c) Exhibits.

EXHIBIT NUMBER      DESCRIPTION OF EXHIBITS
--------------      -----------------------------------------------------------
Exhibit 99.1        Letter to Shareholders dated May 1, 2007


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LASALLE RE HOLDINGS LTD
                                                          (Registrant)

Date:     May 1, 2007                     By: /s/ Michael Morrison
                                              ------------------------
                                                     Signature
                                          Name:  Michael Morrison
                                          Title: Joint Provisional Liquidator


                                          By: /s/ John Wardrop
                                              ------------------------
                                                    Signature
                                          Name:  John Wardrop
                                          Title: Joint Provisional Liquidator



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                                 EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION OF EXHIBITS
--------------      -----------------------------------------------------------
Exhibit 99.1        Letter to Shareholders dated May 1, 2007